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                                                                    EXHIBIT 10.9


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                       DRAGON RECIPROCAL LICENSE AGREEMENT

         This Agreement made as of the 25th day of January, 1998 by and between DRAGON SYSTEMS, INC. ("DRAGON") having its principal place of business at 320 Nevada Street, Newton, MA 02160 and COREL CORPORATION having its principal place of business at 1600 Carling Avenue, Ottawa, Ontario K1Z 8R7, and its wholly-owned subsidiary COREL CORPORATION LIMITED (collectively "COREL") having its principal place of business at Europa House, 3rd Floor, Harcourt Street, Dublin 2, Ireland.

BACKGROUND:

1. COREL designs, manufactures and markets productivity software among other things.

2.       DRAGON has developed and markets certain speech recognition software.

3. COREL desires to license such speech recognition software for distribution together with its productivity software and DRAGON is willing to grant COREL a license to such speech recognition software for distribution together with COREL's productivity software subject to the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein, the parties agree as follows:

1.       INTERPRETATION

1.1      Definitions. As used herein:

         1.1.1 "Agreement" means this Dragon Reciprocal License Agreement, including any schedules and exhibits attached hereto.

         1.1.2    "Customer" means any Distributor or End User.

         1.1.3 "COREL Product" means the versions of COREL's business application software product entitled "Corel WordPerfect" as set out in Schedule "A" hereto.

         1.1.4 "Distributor" means any third party which acquires possession of an Integrated COREL Product for distribution to an End User, sub-distributor, or reseller.


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         1.1.5    "Documentation" means the user manuals, handbooks and other written materials relating to the DRAGON Software provided by DRAGON to COREL hereunder.

         1.1.6    "Effective Date" means the date first set out above.

         1.1.7 "End User" means any third party licensed by DRAGON or any of its subsidiaries to use the Software pursuant to the terms of an End User License.

         1.1.8 "End User License" means DRAGON's End User License Agreement as modified by DRAGON from time to time.

         1.1.9 "Integrated COREL Product" means any COREL Product that incorporates or is bundled with the DRAGON Software.

         1.1.10 "OEM" means an original equipment manufacturer and refers to hardware vendors that hard-bundle Integrated COREL Products with computer hardware for resale to sub-distributors, resellers or End Users. For clarity, "hard-bundle" means that the software application must be sold as part of the complete system being sold at the time of its original sale and not merely as one among other software applications from which the consumer may choose to have included as part of the system (ie. "soft-bundle").

         1.1.11 "Person" means any an individual, corporation, partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

         1.1.12 "Corel Reciprocal License Agreement" shall have the meaning set out in Section 6.2.

         1.1.13 "DRAGON Software" means the object code version of the computer software described in Schedule "A" hereto, along with accompanying Documentation.

         1.1.14 "Term" means the period of time from the Effective Date through to the conclusion of this Agreement as provided in
                  Section 12.1.

         1.1.15 "Trade-marks" means the trade names, trade-marks and logos related to the DRAGON Software.


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2.       GRANT OF LICENSE

2.1 License. Subject to the terms and conditions hereof, DRAGON hereby grants to COREL and COREL accepts from DRAGON a world-wide, non-exclusive, non-transferable license to reproduce and distribute the DRAGON Software in object code format incorporated in or bundled only as part of an Integrated COREL Product. In addition to any other restrictions set out in this Agreement, the foregoing license shall be subject to the bundling and distribution restrictions set out in Schedule "A" hereto.

2.2 Distributors. COREL shall have the right to appoint Distributors and sublicense to them the right to distribute the Integrated COREL Product; provided that COREL shall ensure that any such distribution of the Integrated COREL Product by its Distributors is in compliance with and in accordance with the terms of this Agreement.

2.3 OEM. COREL shall have the right to appoint OEMs and sublicense to them the right to reproduce and distribute the English (U.S.) version of the Integrated COREL Product in the United States and Canada only; provided that COREL shall ensure that any such reproduction and distribution of the Integrated COREL Product by OEMs is in compliance with and in accordance with the terms of this Agreement and, in particular, shall be restricted to hard-bundled distribution as described in Section 1.1.10. No version of the Integrated COREL Product other than the English (U.S.) version may be distributed by an OEM without the written approval of an authorized representative of DRAGON.

2.4 Trade-marks. Subject to the terms and conditions hereof, DRAGON hereby grants to COREL and COREL accepts from DRAGON, a world-wide, royalty-free, non-exclusive license to use the Trade-marks solely in the form provided by DRAGON to COREL and only in connection with the reproduction, manufacturing, marketing and distribution of any Integrated COREL Product.

         2.4.1 Non-alteration. COREL agrees not to obstruct, remove, interfere with, or in any way alter the Trade-marks. COREL acknowledges and agrees that DRAGON retains all of its right, title and interest in the Trade-marks, and all use of the Trade-marks by COREL shall enure to the benefit of DRAGON.

         2.4.2 Mark Policies and Standards. COREL shall display the Trade-marks in accordance with DRAGON's guidelines for using trade-marks as set out in Schedule "B" hereto or as otherwise in effect from time to time and as provided to COREL. Notwithstanding the foregoing, any change by DRAGON to its trade-mark guidelines which affects


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                  COREL's usage shall not apply retroactively to COREL's past usage which conformed with the then current guidelines and DRAGON shall permit COREL a reasonable period of time in which to conform with the new guidelines. DRAGON retains the right to specify and approve the quality and standards of all materials on which the Trade-marks are displayed and to inspect from time to time samples of such materials. Failure of COREL to adhere to such standards of quality shall be grounds for DRAGON to terminate COREL's rights to use such Trademarks.

         2.4.3 Validity and Enforceability of Marks. COREL shall not at any time during or after this Agreement assert any claims or interest in or to anything which may adversely affect the validity or enforceability of any of the Trade-marks. COREL shall not register, seek to register, or cause to be registered any of the Trade-marks without DRAGON's prior written consent.

         2.4.4 Infringement and Further Assurances. COREL agrees to promptly notify DRAGON of any claim, action, suit, proceeding, or litigation that is instituted by any Person against it involving the Trade-marks. COREL agrees to report all infringement or improper or unauthorized use of the Trade-marks which come to the attention of COREL, and to reasonably assist DRAGON in protecting same, but COREL acknowledges and agrees that only DRAGON shall have the right to bring any action, claim or suit in connection with any such infringement. COREL agrees to execute all reasonable documents and further assurances required by DRAGON to register or protect DRAGON's rights in the Trademarks.

         2.4.5 Term. The license to use the Trade-marks herein shall be contemporaneous and coterminous with this Agreement and is granted solely for the purposes of this Agreement. Subject to COREL's right to sell off inventory of COREL Product in which the DRAGON Software is incorporated as set out in Section 12.1.1, if this Agreement is terminated or is assigned otherwise than as is provided herein, the rights to use the Trade-marks granted herein shall immediately end and be of no further force or effect and COREL shall not thereafter use, advertise or display any name, trademark, trade name, designation or logo which is, or any part of which is, to any extent similar to, or confusing with any of the Trade-marks.


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3.       OWNERSHIP

3.1 DRAGON Software. Except for the rights granted to COREL under this Agreement, DRAGON shall retain all right, title and interest, including intellectual property rights in the DRAGON Software.

3.2 Proprietary Rights Notices. COREL agrees not to obstruct, remove, interfere with, or in any way alter any proprietary rights notices that appear in the DRAGON Software and to reproduce any such notices in all copies of the DRAGON Software that are bundled with Integrated COREL Products.

4.       RESPONSIBILITIES OF COREL

4.1 End User License. COREL shall ensure that each copy of the DRAGON Software is distributed with a copy of the End User License. COREL shall not alter the End User License.

4.2 Restrictions. COREL shall reproduce the DRAGON Software only in the form provided by DRAGON and shall not alter the DRAGON Software or any part thereof. COREL shall not reverse engineer, decompile or disassemble the DRAGON Software and agrees not to permit anyone else to do so.

4.3 Stand Alone Distribution. COREL shall not, nor shall COREL permit any of its Distributors, to distribute the DRAGON Software other than incorporated into or bundled as part of an Integrated COREL Product.

4.4 Support for Customers. COREL shall be solely responsible for providing all maintenance and technical support to End Users of Integrated COREL Product distributed through the retail sales channel. COREL shall be solely responsible for providing all maintenance and technical support to End Users regarding the COREL Product portion of Integrated COREL Product distributed through the OEM sales channel. All such maintenance and technical support shall be provided by COREL in accordance with COREL's standard procedures as they may be changed by COREL from time to time. COREL shall have no maintenance or technical support obligations regarding the DRAGON Software portion of the Integrated COREL Product distributed through the OEM sales channel. DRAGON shall have no maintenance or technical support obligations regarding the DRAGON Software portion of the Integrated COREL Product distributed through the retail and OEM sales channels.

4.5 Packaging and Marketing Materials. COREL shall be solely responsible for the design, production and reproduction of all packaging and marketing material for the Integrated COREL Products; provided that any such packaging or marketing materials prepared by or for COREL shall advertise the DRAGON Software as being available only as a bundled product within an Integrated COREL Product and shall


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quote only the bundled price, without disclosing a separate price for the DRAGON
Software, unless required by law. In addition, the front panel of any packaging for the Integrated COREL Products shall prominently display the Trademarks of DRAGON.

4.6 Up-Sell Piece. COREL shall include in each copy of Integrated COREL Product a coupon or other marketing insert that provides End Users with information regarding other products marketed and distributed by DRAGON. The form and content of such coupon or insert shall be as agreed upon by the parties from time to time.

4.7 Joint-marketing Efforts. The parties shall cooperate in joint-marketing opportunities regarding the Integrated COREL Product.

4.8 Registered User Base. COREL shall provide DRAGON with access to its database of registered End Users of COREL WordPerfect products for the purpose of a mailing for the marketing of any products which are not substantially competitive to the core functionality of any product marketed by COREL ("Competitive Products"). For clarity, only wordprocessing, spreadsheet, presentation and database products marketed and distributed by Microsoft Corporation, Lotus/IBM Corporation, and Star Software shall be considered to be Competitive Products. Dragon products which only include macro level support or other features which support Competitive Products shall not be considered Competitive Products. Such access shall be indirect only, through DRAGON or it's third party mailing house. DRAGON shall bear all costs associated with producing the insert and mailing such insert to COREL's registered users, except for the access fee generally changed by COREL to third parties, which is hereby waived by COREL, and shall be restricted to one mailing per calendar quarter. DRAGON shall not be entitled to use the information relating to COREL's registered End Users for any other purpose. COREL shall be entitled to approve all materials sent to its registered user base; such approval not to be unreasonably withheld.

4.9 Compliance with Laws. COREL shall comply with all laws, rules, and regulations existing with respect to the Integrated COREL Product and the performance by COREL of its obligations hereunder existing in the jurisdictions where COREL carries on activities under this Agreement and where the Integrated COREL Product is resold or distributed from time to time. COREL shall not export the Integrated COREL Product unless such export complies with any applicable export laws and regulations as they apply to the Integrated COREL Product. In particular, COREL shall not export or re-export the Integrated COREL Product, either directly or indirectly, to countries which the United States has prohibited export, including, but not limited to Cuba, Iran, Iraq, Libya and North Korea. COREL shall impose the same obligation on its Distributors.


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4.10     Quality Assurance. COREL agrees to implement and maintain quality assurance programs in keeping with industry standards and practices with respect to its reproduction and distribution of the Integrated COREL Products.

4.11 Microphone. Each copy of Integrated COREL Product shall be distributed by COREL, its Distributors or its OEMs together with a microphone certified by DRAGON for use with the DRAGON Software.

5.       RESPONSIBILITIES OF DRAGON

5.1      Gold Masters. To enable COREL to exercise the licenses granted under
Section 2.1 hereof, DRAGON shall deliver the gold masters of the media for the DRAGON Software to COREL in accordance with the delivery schedule set out in Schedule "A" hereto.

5.2 Support for Customers. DRAGON shall have no responsibility for providing maintenance and technical support to End Users regarding the DRAGON Software portion of Integrated COREL Product distributed by COREL through the retail and OEM sales channel; provided that DRAGON shall provide COREL and OEMs with second-level technical support in order to assist COREL or OEM in providing technical support to End Users of Integrated COREL Product distributed through the OEM sales channel.

5.3 Support to COREL. During the term of this Agreement, DRAGON shall provide free of charge bug fixes, and reasonable telephone and facsimile support in respect of the DRAGON Software to assist COREL in the implementation of the DRAGON Software for COREL's purposes.

6.       CONSIDERATION

6.1 Payment. In consideration of the grant to COREL of the licenses to the DRAGON Software hereunder, COREL agrees to pay DRAGON the amounts set out in Schedule "C" hereto ("Royalty Schedule"). Except as set out in the Royalty Schedule, COREL shall not be obligated to pay any license fee, royalties or other payments to DRAGON in consideration of the licenses to the DRAGON Software granted hereunder.

6.2 Reciprocal License Agreement. As further consideration of the grant to COREL of the licenses to the DRAGON Software hereunder, COREL has entered into a software license and distribution agreement which is attached hereto as Exhibit 1 ("Corel Reciprocal License Agreement") under which COREL has granted to DRAGON a license to distribute certain versions of its productivity software together with certain of DRAGON's speech recognition software products.


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6.3      Taxes. COREL shall pay, in addition to all amounts specified in this
Agreement, all duties and foreign, federal, state, county, local income taxes, value added taxes and other taxes, or amounts in lieu thereof, and interest thereon, paid or payable or collectible by DRAGON (exclusive of taxes based on DRAGON's net income) levied or based on amounts chargeable to or payable by COREL pursuant to this Agreement. In the event any payments required to be made by COREL under this Agreement are subject to applicable withholding tax that COREL is required to deduct from such payments, COREL shall promptly deliver to DRAGON receipts issued by appropriate government authorities for all such taxes withheld or paid by COREL and COREL shall fully and promptly cooperate with DRAGON to provide such information and records as DRAGON may require in connection with any application by DRAGON to obtain available tax credits.

6.4      Reports. COREL will provide to DRAGON quarterly reports within forty
(45) days of the end of each quarter specifying the number of reproductions of the Integrated COREL Products released for distribution by COREL and its Distributors. Such reports shall include a breakdown of the number of Integrated COREL Products by version, language and sales channel (ie. retail or OEM).

6.5 Audits. COREL agrees to maintain complete and accurate records relating to its promotion, marketing, use and distribution of Integrated COREL Product. DRAGON shall have the right no more often than once per twelve month period to appoint an independent third party to examine COREL's relevant books and records in order to verify COREL's compliance with the terms of this Agreement. Any such audit shall be at the expense of DRAGON unless the audit reveals a non-compliance by COREL with the terms of this Agreement of greater than five percent (5%) in which case the audit shall be at the expense of COREL.

7.       WARRANTIES, REPRESENTATIONS AND COVENANTS

         DRAGON warrants, represents and covenants to COREL as follows and acknowledges that COREL is relying on such warranties, representations and covenants in entering into this Agreement and the transactions contemplated in this Agreement:

7.1 Storage Medium. The DRAGON Software storage medium for the golden masters is warranted against defects in workmanship and materials for a period of ninety (90) days from the date it is delivered to Distributor. In the event that the storage medium is defective DRAGON will replace it free of charge with another copy of the DRAGON Software. Replacement of the storage medium shall be DRAGON's sole obligation and COREL's sole remedy for a breach of the warranty in this section.


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7.2      Limitation. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THE DRAGON
SOFTWARE AND STORAGE MEDIA ARE PROVIDED AND LICENSED "AS IS" AND THERE ARE NO WARRANTIES, REPRESENTATIONS OR CONDITIONS, EXPRESS OR IMPLIED, WRITTEN OR ORAL, ARISING BY STATUTE, OPERATION OF LAW OR OTHERWISE, REGARDING THEM, OR ANY OTHER PRODUCT OR SERVICE PROVIDED HEREUNDER OR IN CONNECTION HEREWITH. DRAGON DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABLE QUALITY, MERCHANTABILITY, DURABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING PERFORMANCE OF THE DRAGON SOFTWARE OR STORAGE MEDIA, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY BY DRAGON. THERE IS NO IMPLIED WARRANTY OF NONINFRINGEMENT; THE SOLE REMEDY FOR INFRINGEMENT IS PROVIDED IN SECTION 8.

IT IS UNDERSTOOD BY BOTH PARTIES TO THIS AGREEMENT THAT SPEECH RECOGNITION IS A STATISTICAL PROCESS, THAT RECOGNITION ERRORS ARE INHERENT IN THE PROCESS OF SPEECH RECOGNITION, AND THAT SPEECH RECOGNITION APPLICATIONS MUST BE DESIGNED TO ALLOW FOR SUCH ERRORS IN THE RECOGNITION PROCESS. BOTH PARTIES UNDERSTAND THAT SUCH ERRORS ARE INEVITABLE AND THAT IS THE USER OF THE DRAGON SOFTWARE'S RESPONSIBILITY TO CORRECT RECOGNITION ERRORS BEFORE USING THE RESULTS OF THE RECOGNITION.

7.3 No Variation. NO AGREEMENTS VARYING OR EXTENDING THE FOREGOING WARRANTIES OR LIMITATIONS WILL BE BINDING ON EITHER PARTY UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

7.4 COREL not to Bind. COREL will give and make no warranties or representations on behalf of DRAGON as to quality, merchantable quality, fitness for a particular use or purpose or any other features of the DRAGON Software; and COREL shall not incur any liabilities, obligations or commitments on behalf of DRAGON, including, without limitation, a variation of the End User License.

8.       INFRINGEMENT

8.1 Defense and Settlement. If notified promptly in writing of any action (and all prior related claims) brought against COREL alleging that COREL's distribution or other disposition of the DRAGON Software under this Agreement infringes any valid Canadian or United States copyright, DRAGON will defend that action at its expense


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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


and will pay the costs and damages awarded against COREL in the action, provided: that DRAGON shall have sole control of the defense of any such action and all negotiations for its settlement or compromise; that COREL, and where applicable, those for whom COREL is in law responsible, cooperate fully with DRAGON in its defense of the action; and that DRAGON shall have no liability if the action results from the use of the DRAGON Software for purposes or in an environment for which it was not designed or modification of the DRAGON Software by anyone other than COREL.

8.2 Options Where Claim. If a final injunction is obtained in such action against COREL's resale of the DRAGON Software or if in DRAGON's opinion the DRAGON Software is likely to become the subject of a claim of infringement, DRAGON shall at its sole option and expense either procure for COREL the right to resell the DRAGON Software or replace or modify the DRAGON Software so that it becomes non-infringing or terminate this Agreement. In the event DRAGON terminates this Agreement pursuant to this Section 8.2, COREL shall be entitled to terminate the Corel Reciprocal License Agreement.

9.       LIMITATION OF LIABILITY

9.1 Limitation. EXCEPT IN CASE OF A CLAIM FOR WHICH DRAGON IS OBLIGATED TO DEFEND AND SETTLE PURSUANT TO SECTION 8.1 AND THE INDEMNITY PROVIDED BY COREL PURSUANT TO SECTION 10.1, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE DRAGON SOFTWARE OR STORAGE MEDIA, OR OTHER DRAGON PROVIDED MATERIAL WHETHER IN AN ACTION IN CONTRACT OR TORT INCLUDING BUT NOT LIMITED TO NEGLIGENCE AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES ARE FORESEEABLE.

9.2 Aggregate Liability. Other than as provided in Section 8, DRAGON's aggregate liability to COREL whether for negligence, breach of contract, misrepresentation or otherwise shall in respect of a single occurrence or a series of occurrences in no circumstances exceed the amount of [**]


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10.      COREL INDEMNIFICATION

10.1 Indemnification. Except as set forth in Section 8, COREL agrees to indemnify and save DRAGON harmless from and against any and all claims, demands, costs and liabilities (including all reasonable legal and attorney fees and expenses) of any kind whatsoever, arising directly or indirectly: (i) out of claims by COREL's Customers relating to COREL Products; (ii) out of COREL's, or its authorized Distributor's reproductions of the DRAGON Software; or (iii) out of COREL's performance or non-performance of its obligations hereunder.

11.      CONFIDENTIALITY

11.1 Proprietary Information. All information (regardless of its form, manifestation or how it is known to the other party) concerning either party to this Agreement, including without limitation the source code for the DRAGON Software, technology, data, business, financial affairs, and operations of each respective party hereto, is hereby deemed to be for the purposes of this Section 11 as confidential and proprietary to each such respective party ("Confidential Information"). Confidential Information shall not include information defined as Confidential Information above which the receiving party can establish before a court of competent jurisdiction: (i) was in the possession of the receiving party at the time of disclosure; (ii) prior to or after the time of disclosure becomes part of the public domain without the act or omission of the party to whom it was disclosed; (iii) is disclosed to the receiving party by a third party under no legal obligation to maintain the confidentiality of such information; or (iv) was independently developed by the receiving party. All such confidential Information shall be treated as strictly confidential by the receiving party and its employees, contractors and agents and shall not be disclosed by the receiving party without the disclosing party's prior written consent. However, the receiving party may disclose Confidential Information of the disclosing party in accordance with judicial or other governmental order, provided the receiving party shall give the disclosing party reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent.

11.2 Treatment of Confidential Information. Neither party shall in any way duplicate all or any part of the other party's Confidential Information, except in accordance with the terms and conditions of this Agreement. Each party shall have an appropriate agreement with each of its employees, contractors and agents having access to the other party's confidential Information sufficient to enable that party to comply with all the terms of this Agreement. Each party agrees to protect the other's Confidential Information with a fiduciary duty and shall adopt or maintain procedures to protect such Confidential Information commensurate with such duty.

11.3 Further Treatment of Proprietary Information. Each party agrees not to disclose any such Confidential Information without the prior written consent of the


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
other, to anyone other than that party's employees, contractors and agents who have a need to know same to carry out the rights granted hereunder. Each party shall use its reasonable efforts to protect all such Confidential Information from material harm, damage, theft, tampering, sabotage, interference or unauthorized use, during the term of this Agreement and during such time as such Confidential Information remains in the possession of the other party.

11.4 Action to Protect. Each party shall promptly report to the other any actual or suspected violation of the terms of this Section 11, and shall take all reasonable steps to prevent, control or remedy such violation.

11.5 Equitable Relief. In recognition of the unique and proprietary nature of the information disclosed by the parties, it is agreed that each party's remedies for a breach by the other of its obligations under this Section 11 shall be inadequate and the disclosing party shall, in the event of such breach be entitled to seek equitable relief, including without limitation, injunctive relief and specific performance, in addition to any other remedies provided hereunder or available at law.

12.      TERMINATION

12.1 Term. Subject to Section 6.1, this Agreement shall commence on the Effective Date and, subject to Section 8.2, shall continue for a period of two
(2) years unless it is terminated in accordance with the provisions of this Section. Unless either party notifies the other a minimum of sixty (60) days prior to the end of the Term of this Agreement or any renewal Term thereof, it shall automatically renew for successive one (1) year terms thereafter. This Agreement may be terminated by either party in the event of any material breach by the other party hereto which continues after thirty (30) days written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by the non-defaulting party to the defaulting party.


         12.1.1 Upon termination of this Agreement the licenses granted to COREL pursuant to Section 2 shall terminate immediately and COREL shall immediately discontinue distribution of and return or destroy Gold Masters of the DRAGON Software within its possession or control within thirty (30) days of termination. Notwithstanding the foregoing, COREL shall be entitled to distribute for a period of up to six (6) months after the date of termination all inventory of Integrated COREL Products existing at the date of termination and COREL may retain such copies of the DRAGON Software as are required to maintain and support its End Users.

No termination of this Agreement by either COREL or DRAGON shall affect sublicenses of the DRAGON Software granted to End Users under the terms of the End User License.


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13.      NOTICES

13.1 Notices. Any notice or other communication to the parties shall be sent to the attention of the persons and at the addresses set out below, or such other persons and/or places as they may from time to time specify by notice in writing to the other party. Any such notice or other communication shall be in writing, and shall be given by registered mail, facsimile or telex and shall be deemed to have been given when such notice should have reached the addressee in the ordinary course, provided there is no strike by postal employees in effect or other circumstances delaying mail delivery, in which case notice shall be delivered or given by facsimile or telex.

In the case of COREL:                   In the case of DRAGON:

Corel Corporation                       Dragon Systems, Inc.
1600 Carling Ave.                       320 Nevada St.
Ottawa, ON                              Newton, MA
Canada K1Z 8R7                          U.S.A. 02160
Fax: 613-725-2691                       Fax: 617-332-9575

Attention: Carey Stanton                Attention: Janet Baker
           Vice-President of                       President
           Business Development
                                        CC:        Hale & Dorr
CC:        Corporate Counsel                       60 State Street
           Legal Department                        Boston, MA 02109

                                        Attention: Michael Bevilacqua

14.      GENERAL

14.1 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding that body of law applicable to choice of law and excluding the United Nations convention on contracts for the International Sale of Goods and any legislation implementing such convention, if otherwise applicable.

14.2 Survival. The provisions of sections 2.4.5, 3, 4.4, 5.2, 7, 8, 9, 10 and 11 shall survive any termination of this Agreement until expressly waived in writing by the party for whom they are of benefit or terminated by a further written agreement of the parties.

14.3 Enforceability. If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision or part thereof which is necessary to render the provision valid, legal and enforceable, shall be severed from the agreement and the other provisions and the remaining part thereof of that provision shall remain in full force and effect.

14.4 Further Assurances. The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.

14.5 Entire Agreement. This Agreement, together with the Reciprocal License Agreement, constitutes the entire agreement between the parties concerning the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between the parties other than as expressly set forth in this Agreement or the Reciprocal License Agreement.

14.6 Remedies. The remedies expressly stated in this Agreement shall be in addition to and not in substitution for those generally available at law or in equity.

14.7 Waiver. No waiver or any provision of this agreement by a party shall be enforceable against that party unless it is in writing and signed by an authorized officer of that party.

14.8 Assignment. Neither party may assign this Agreement or the rights granted hereunder without the prior written consent of the other which shall not be unreasonably withheld; provided that either may assign this Agreement to a purchaser of all or substantially all of the assets related to the product line which utilizes the DRAGON Software or to a successor corporation in the event of a merger or other reorganization in which it is not the surviving entity and provided further that either party may assign all or any part of its rights under this Agreement to a wholly-owned subsidiary of such party.

14.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

14.10 Publicity. Upon the Effective Date or shortly thereafter, the parties shall co-operate to make a public announcement about the execution of this Agreement. Each party must approve the final form and content of that announcement. After the initial announcement is made under this Section 14.10, DRAGON and COREL shall communicate and cooperate with respect to advertising and publicity regarding this Agreement and their relationship, and, subject to section 2.3, shall obtain the consent of the other party before publishing or releasing any public statements or announcements relating to this Agreement, other than advertising and marketing materials.

14.11 Independent Contractors. The parties to this Agreement are independent contractors. No relationship of principal to agent, master to servant, employer to employee or franchisor to franchisee is established hereby between the parties. Neither party has the authority to bind the other or incur any obligation on its behalf.

14.12 Purpose of Agreement. This Agreement, together with the Dragon Reciprocal Agreement, enables COREL, royalty-free, to license and distribute DRAGON's current and next major version of DNS Personal Edition incorporated into or bundled with its current and next major version of Corel WordPerfect Suite, including its Legal Edition of the Suite. DRAGON may, also on a royalty-free basis, license and distribute COREL's previous version and current version of Corel WordPerfect Suite incorporated into or bundled with DRAGON's speech recognition products. Both parties will engage in a variety of joint marketing activities. Since it is understood that integrated products incorporating or bundled with the current version of DRAGON's DNS software are more salable than those incorporating or bundled with the previous version of Corel WordPerfect Suite, COREL agrees further to actively promote DRAGON's visibility with its products, and to engage in additional activities facilitating DRAGON's activities to realize timely revenues through the licensing and distribution of DRAGON products and product upgrades to COREL's target market and customer base. These additional activities, actively under discussion and therefor not detailed in the agreements here, are essential to the success of DRAGON, as well as to COREL.

Also included in these agreements are terms and conditions under which each of the parties may, for royalty, sublicense specific integrated products to hardware OEMs for purchasers of new equipment. Additionally, certain other designated COREL products incorporating Corel WordPerfect Suite may be licensed and distributed by DRAGON for fees to be determined by the parties. These include, but are not limited to COREL's 32-bit Legal Edition and 32-bit Medical Edition Suites.

                            [signature page follows]

                                                                         /s/ EJS

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


                                        COREL CORPORATION

                                        PER: /s/ Michael O'Reilly
                                             -----------------------------------
                                             Name:  Michael P. O'Reilly
                                             Title: Vice-President Finance
                                                    C.F.O. and Treasurer

                                        PER: /s/ Mitch Desrochers
                                             -----------------------------------
                                             Name:  Mitch Desrochers
                                             Title: Controller

                                        COREL CORPORATION LIMITED

                                        PER: /s/ Anthony O Dowd
                                             -----------------------------------
                                             Name:  Anthony O Dowd
                                             Title: General Mgr.

                                        DRAGON SYSTEMS, INC.

                                        PER: /s/ Janet M. Baker
                                             -----------------------------------
                                             Name:  Janet M. Baker
                                             Title: President

                                  SCHEDULE "A"

                                 DRAGON SOFTWARE

1. The DRAGON designated versions of DRAGON Naturally Speaking version 2.0 to 2.4x Personal Edition (object code) ("DNS2.0") DLL to enable integration of DNS2.0 with COREL Product (object code) ("DLL")

         Platforms: Windows 95 & Windows NT 4.0

         Languages: English (US)
                    English (UK)
                    German

         Estimated Delivery Date: English (U.S.) and English (U.K.) -
                                  February/98
                                  German - March/98

                                  The parties acknowledge that the delivery of DNS 2.0 is contingent upon both the operation of the DLL and the d1l provided to DRAGON by COREL and the successful completion of the quality assurance process.

         Bundled with: COREL may bundle DNS2.0 together with any version of
                       Corel WordPerfect Suite version 8.x.

2. The DRAGON designated versions of DRAGON Naturally Speaking version 2.5 to 2.9x Personal Edition (object code) ("DNS2.5") DLL to enable integration of DNS2.5 with COREL Product (object code) ("DLL")

         Platforms: Windows 95 & Windows NT 4.0

         Languages: English (US)
                    English (UK)
                    French
                    Italian
                    German
                    Spanish

         Estimated Delivery Date: May/98

         Bundled with: COREL may bundle DNS2.5 together with any version of
                       Corel WordPerfect Suite version 8.x and/or 9.x.


                       In the event DNS2.5 is not available in time to integrate it with Corel WordPerfect Suite 9.x, COREL may bundle DNS2.0 together with any version of Corel WordPerfect Suite 9.x; provided that DNS2.0 and the associated DLL are compatible with Corel WordPerfect Suite 9.x.

3.       DRAGON Naturally Speaking version 3.0 Personal Edition (object code)
         ("DNS3.0")

         DLL to enable integration of DNS3.0 with COREL Product (object code) ("DLL")

         Platforms: Windows 95 & Windows NT 4.0

         Languages: English (US)
                    English (UK)
                    French
                    Italian
                    German
                    Spanish

         Delivery Date: November/98

         Bundled with: COREL may bundle DNS3.0 together with any version of
                       Corel WordPerfect Suite version 9.x; provided the associated DLL is compatible with Corel WordPerfect Suite 9.x.

         Distribution
         Restriction:  COREL shall not be entitled to distribute DNS3.0 with the
                       Legal Edition of Corel WordPerfect Suite 9.0 until thirty
                       (30) days after the first commercial shipment of the relevant language version of DNS 3.0.

                       COREL shall not be entitled to distribute DNS3.0 with the Professional Edition of Corel WordPerfect Suite 9.0 until sixty (60) days after the first commercial shipment of the relevant language version of DNS 3.0.

                       COREL shall not be entitled to distribute DNS3.0 with the Standard Edition of Corel WordPerfect Suite 9.0 until ninety (90) days after the first commercial shipment of the relevant language version of DNS 3.0.

4.       Command and control speech recognition software ("Command and Control")

         Platforms: Windows 95 & NT 4.0

         Languages: English (US)
                    English (UK)
                    French
                    Italian
                    German
                    Spanish

         Estimated Delivery Date: This software has not yet been developed and will be delivered to COREL if and when
                                  available.

         Bundled with: COREL may bundle Command and Control with any OEM version of Corel WordPefect Suite 8.x and/or 9.x.

                                  SCHEDULE "B"

                           TRADE-MARK USAGE GUIDELINES




                                 [SEE ATTACHED]

DRAGON SYSTEMS, INC.
IDENTITY MARK

The following guidelines specify usage of the Dragon Systems, Inc. identity mark. Any individuals (whether Dragon Systems employees, consultants, outside vendors or third parties) involved in developing communications, documentation, or packaging related to Dragon Systems products must understand and comply with the following guidelines. Please contact Becky Squier at Dragon System, 1-617-965-5200, with any questions or issues.

DRAGON SYSTEMS, INC.
IDENTITY MARK USAGE

Size: The Dragon identity mark must be reproduced with a minimum vertical dimension of 1 inch.

Color: Whenever possible, the mark should be reproduced in color as follows: the dragon image, the horizontal rule, and the words "The Natural Speech Company(TM)" print 100% PMS 185 Red (or process match-91 magenta, 76 yellow). The words "Dragon Systems, Inc." print in 100% black.

ACKNOWLEDGMENT

Use of the Dragon Systems, Inc. identity mark should be accompanied by an acknowledgment line (when required), as follows:

"An authorized reseller of Dragon Systems' speech products and services."

TRADEMARKS

Dragon Systems and the Dragon image are registered trademarks of Dragon Systems, Inc.

                           DRAGON SYSTEMS, INC. LOGOS

                              DRAGON SYSTEMS LOGOS

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  SCHEDULE "C"

                                ROYALTY SCHEDULE

1.       Retail Sales

         There shall be [**] owed by COREL to DRAGON on sales of Integrated COREL Product sold through the retail sales channel.

2.       OEM Sales

         COREL shall pay DRAGON the following per unit royalties on sales of Integrated COREL Product sold through the OEM sales channel. Only the English (U.S.) version of the Integrated COREL Product may be sold through the OEM sales channel and is restricted to distribution in the United States and Canada.


      UNITS/MONTH*       INTEGRATED COREL           INTEGRATED COREL PRODUCT
                         PRODUCT IN WHICH D.NS IS   IN WHICH COMMAND AND
                         INCORPORATED**             CONTROL IS INCORPORATED***
-----------------------  -------------------------  ----------------------------
[**]                     [**]                       [**]
-----------------------  -------------------------  ----------------------------
[**]                     [**]                       [**]
-----------------------  -------------------------  ----------------------------
[**]                     [**]                       [**]
-----------------------  -------------------------  ----------------------------
[**]                     [**]                       [**]
-----------------------  -------------------------  ----------------------------
[**]                     [**]                       [**]
-----------------------  -------------------------  ----------------------------

* The unit amounts refer to the average number of units distributed by each OEM distributer in any particular month. They do not refer to total OEM sales by COREL.

** May only be distributed on PCs with RAM equal to or greater than 48MB and that use DRAGON certified audio channels.

All dollar amounts are in U.S. currency.

3. The foregoing amounts shall be paid by COREL to DRAGON on a quarterly basis within [**] days of the end of each quarter.

                                ADDENDUM NO.1 TO
                     THE DRAGON RECIPROCAL LICENSE AGREEMENT

         THIS ADDENDUM made as of the 17th day of September, 1998, by and between Corel Corporation and Corel Corporation Limited (collectively "COREL") and Dragon Systems, Inc. ("DRAGON").

BACKGROUND:

1. COREL and DRAGON have entered into the Dragon Reciprocal License Agreement made as of the 25th day of January, 1998 ("License Agreement"), under which DRAGON granted to COREL a license to its Naturally Speaking speech recognition software product.

2. Corel and Dragon wish to amend the License Agreement by amending the Royalty Schedule as it relates to the Dutch version of Corel WordPerfect with Dragon Naturally Speaking and to OEM sales of the Integrated COREL Product.

         NOW THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein, the parties agree as follows:

1.       AGREEMENT TERMS

Except as specifically amended in this Addendum, the terms and conditions of the License Agreement shall continue in full force and effect and govern this Addendum as if repeated herein in full.

2.       SCHEDULE "A" - DRAGON SOFTWARE

2.1 Dutch Language Dragon Software. Schedule "A" to the License Agreement shall be amended by adding "Dutch" to the listing of language version of DNS 3.0 contained in paragraph 3. The Dutch version of DNS 3.0 or higher shall be delivered to COREL on or before June 1st , 1999.

2.2 Dragon Software Version 3. Schedule "A" to the License Agreement shall be amended by deleting the bundling restrictions for Version 3 of the Dragon Software contained in paragraph 3 and replacing them with the following:

         "Bundled with: COREL may bundle DNS 3.0 together with any version of
                        Corel WordPerfect Suite version 8.x or 9.x; provided the associated DLL is compatible with the respective version of Corel WordPerfect Suite."

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


In addition, the delivery date listed under the heading "Delivery Date" shall be deleted and replaced with "as soon as the quality assurance testing for Version 3 of Dragon Software used in conjunction with Corel WordPerfect Suite has been completed ". Finally, the restrictions listed under the heading "Distribution Restriction" in paragraph 3 shall be deleted in their entirety.

3.       DRAGON RESPONSIBILITIES

3.1      The following new Section 5.4 shall be added to the Agreement:

         "5.4 Delivery of Dutch Version. DRAGON shall deliver to COREL a commercial version of the DRAGON Software in the Dutch language. In consideration therefore, COREL shall pay to DRAGON a non-refundable, non-recurring engineering costs (NRE) in the amount of [**]dollars, to be paid as follows:

         [**]
         [**]
         [**]

         and [**]or on delivery of the final, commercial release version of DRAGON Naturally Speaking 3.0 or higher - Dutch language version, whichever is later."

4.       SCHEDULE "C" - ROYALTY SCHEDULE

4.1 Dutch Retail Version. The following shall be added to Paragraph I of Schedule "C" of the License Agreement:

         "Notwithstanding the foregoing, in consideration of the licenses granted by DRAGON to COREL regarding the Dutch version of the DRAGON Software, COREL shall pay to DRAGON a royalty of [**]per unit of Integrated COREL Product that includes the Dutch language version of DRAGON Software for the initial [**]. After the initial [**], COREL shall pay to DRAGON a royalty of [**]per unit.

         The foregoing royalty rates shall apply to copies of the retail version of the Integrated COREL Product sold to the retail sales channel only. For clarity, the retail sales channel does not include corporate, government or academic sales through COREL's corporate licensing programs. In the event COREL wishes to sell the Integrated COREL Product in which the Dutch language

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         version of the DRAGON Software is included through the OEM channel the parties shall establish a royalty rate using the approval process outlined in Section 2.5 of the Agreement. In the event COREL wishes to sell the Integrated COREL Product in which the Dutch language, version of the DRAGON Software is included through COREL's corporate licensing programs, or if COREL wishes to sell an academic version of Integrated COREL Product in which the Dutch language version of the DRAGON Software is included in the retail sales channel, the parties shall establish a royalty rate for such sales and shall evidence any agreed upon rate in writing.

4.2 OEM Sales. The pricing matrix for Integrated COREL Product in which DNS is incorporated as set out in paragraph 2 of Schedule "C" shall be deleted and replaced with the following:


UNITS/MONTH                           INTEGRATED COREL PRODUCT IN WHICH
                                      DNS IS INCORPORATED
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------
[**]                                  [**]
------------------------------------  ------------------------------------------

Note: Prices are for U.S. and Canada only.

         In addition, the following shall be added to Paragraph 2 of Schedule "C" to the License Agreement:

         "COREL may distribute copies of the Integrated COREL Product through the OEM sales channel on terms other than those set out above, provided that COREL obtains the prior written approval of an authorized representative of DRAGON, approving such alternate terms. In seeking and granting such approval, the parties agree to follow the procedure set out in Section 2.5 of the Agreement."

5.       OEM ARRANGEMENTS

5.1 OEM Distribution. The last sentence of Section 2.3 shall be deleted and replaced with the following:

         "No version of the Integrated COREL Product other than the English (U.S.) version may be distributed by an OEM, and no version of the Integrated COREL Product may be distributed by an OEM outside of Canada and the U.S., without the written approval of an authorized representative of DRAGON. In seeking and granting such approval, the parties agree to follow the procedure set out in Section 2.5 of the License Agreement. It is understood and agree that COREL shall not publicly divulge the portion of the royalty it receives from its OEM customer which is being paid to DRAGON by COREL. COREL further agrees to require its OEM customers to implement similar promotion and marketing requirements as set forth in Sections 4.5 and 4.6 of the Agreement. Specifically, unless otherwise agreed to by DRAGON, COREL shall require OEM to include a Dragon promotional flyer or "splash screen" offer to purchase upgrades from Dragon. DRAGON will provide camera-ready artwork for the promotional flier that will be printed at COREL's or OEM's expense. COREL will also require OEM to include DRAGON's name and logo wherever COREL's name and logo is included in any packaging and marketing materials."

5.2 Approval Process. The following new Section 2.5 shall be added to the License Agreement:

         "2.5 Approval Process. In the event that COREL wishes to distribute copies of the Integrated COREL Product through the OEM sales channel on terms other than those set out in this Agreement, COREL shall submit to DRAGON a term sheet substantially in the form set out in Schedule "D" hereto ("Approval Form"). Such Approval Form shall specify, among other things, the identity of the OEM through which COREL proposes to distribute the Integrated COREL Product, the estimated monthly volume of units of the Integrated COREL Product to be distributed by the OEM, the proposed royalty to be paid by COREL to DRAGON in connection with the proposed distribution and any other terms which are not otherwise contained in the License Agreement. Upon receipt of a completed Approval Form from COREL, DRAGON shall have five (5) business days in which to either accept or reject proposed terms contained therein. Such acceptance or rejection must be communicated to COREL in writing by having an authorized representative of DRAGON check the appropriate "Accepted" or "Rejected" box on the Approval Form, sign where indicated and return by means of fax to the COREL contact person indicated on the Approval Form. If DRAGON falls to communicate its acceptance or rejection of the terms contained on a particular Approval Form within the five (5) business day period, DRAGON shall be deemed to have rejected such terms. Any terms that have been accepted by DRAGON in accordance with the process from part of the Agreement but shall apply only with respect to the specific OEM set out in the Approval Form. In the event of a conflict between the terms of this Agreement and the terms contained in an Approval Form accepted by DRAGON, the terms contained in the Approval Form shall prevail."

6.       SCHEDULE "D"

6.1 The schedule attached hereto as Schedule "D" shall be added to the License Agreement and shall therein also be referred to as Schedule "D".


7.       PRESS RELEASES

7.1      Publicity. The following shall be added to Section 14.10 of the
         Agreement:

         "In addition, where COREL issues a press release regarding the bundling of Integrated COREL Product, COREL shall mention the DRAGON Software. COREL shall also request permission from each OEM for DRAGON to be entitled to use OEM's name in DRAGON press releases and other marketing materials; provided DRAGON complies with any reasonable guidelines provided to DRAGON by OEM. COREL shall be required to obtain DRAGON's written approval of any proposed OEM distribution agreement for which such permission is not granted."

8.       REGISTERED USER BASE

8.1      Dual Registration. The following shall be added to Section 4.8 of the
         Agreement:

         "Notwithstanding the foregoing, COREL agrees that it shall institute a process whereby End Users of the Integrated COREL Product may elect to register as users of the DRAGON Software at the same time that they register as users of the COREL Product. Initially, this process will be the inclusion of a DRAGON registration card in copies of the Integrated COREL Product. To facilitate this process, DRAGON shall provide COREL with camera-ready artwork for the DRAGON registration card. COREL may, at any time, institute an alternate process to the inclusion of the DRAGON registration card, that will permit dual registration. Where an End User elects to register as a user of the DRAGON Software, such user information shall be provided to DRAGON by COREL. DRAGON agrees that it shall comply with all laws regarding the use of the registered user names and shall defend or settle, and indemnify COREL from any claim, action or demand arising from DRAGON's use of the registered names. DRAGON also agrees that it shall not use the register user information that it receives from COREL hereunder for the purposes of marketing any Competitive Products."

9.       EFFECTIVE DATE

9.1      This Addendum shall be effective as of the date first set out above.

10.      MISCELLANEOUS

10.1 The last instance of the word "COREL" in Section 8.1 of the Agreement shall be deleted and replaced with the word "DRAGON".

                            [signature page follows]

         IN WITNESS WHEREOF the parties hereto have executed this Addendum as of the date first above written.

                                        COREL CORPORATION

                                        Per: /s/ Michael O'Reilly
                                             -----------------------------------
                                             Name:  Michael P. O'Reilly
                                             Title: Vice-President Finance
                                                    C.F.O.. and Treasurer

                                        Per: /s/ Mitch Desrochers
                                             -----------------------------------
                                             Name:  Mitch Desrochers
                                             Title: Controller

                                         COREL CORPORATION LIMITED

                                        Per: /s/ Anthony O Dowd
                                             -----------------------------------
                                             Name:  Anthony O Dowd
                                             Title: General Mgr


                                        DRAGON SYSTEMS, INC.

                                        Per: /s/  John Shagoury
                                             -----------------------------------
                                             Name:  John Shagoury
                                             Title: C.O.O.

                                  SCHEDULE "D"

                                 [see attached]

                         OEM DISTRIBUTION APPROVAL FORM

COREL SALES CONTACT:

         Name:                                            Tel:

         Title:                                           Fax:

DATE OF SUBMISSION:

PROPOSAL:

OEM Customer:                                         Address:


Software:                                            Hardware:
           (Inc. language and version no.)

Monthly Volume:______________________ Royalty to be paid by Corel to Dragon:
                                      (per unit)

                                      Royalty to be paid by OEM to Corel:
Term of Contract:                     (per unit)

                                      Cost of Microphone:
Territory:                            (Who is responsible for cost)

OTHER TERMS:

Promotional Flyer Included:           yes ____                   no ____

Hardware Testing:    To be tested by OEM ____        To be tested by Dragon ____

Approved Use of OEM Name by Dragon: yes ___   no ____  Other: Attach separate
sheet

APPROVAL:

           TERMS ACCEPTED  [ ]          [check one]          TERMS REJECTED  [ ]


                      Signature of Authorized Dragon Representative
                      Print Name:
                      Title:
                      Date:

                                    EXHIBIT 1

                       COREL RECIPROCAL LICENSE AGREEMENT

                                  ADDENDUM NO.2

This Addendum made as of the 24th day of November, 1998 by and between Corel Corporation and Corel Corporation Limited (collectively "COREL") and Dragon Systems, Inc. ("DRAGON").

WHEREAS COREL and DRAGON have entered into the Dragon Reciprocal License Agreement made as of the 25th day of January, 1998 as amended by Addendum No. 1 dated September 17th , 1998 (the "License Agreement") whereby DRAGON granted COREL a license to its Naturally Speaking speech recognition software product; and COREL and DRAGON wish to amend the License Agreement on the terms and conditions set out below.

NOW THEREFORE in consideration of the mutual promises, covenants and obligations contained herein, the parties agree as follows:

1. Except as specifically amended in the Addendum, the terms and conditions of the Agreement shall continue in full force and effect and govern this Addendum as if repeated herein in full.

2. For the purpose of the Compaq Coupon offer more fully described below the following terms and conditions shall apply:

         Compaq Computer Corporation (with its principal place of business at 20555 SH 249, Houston, TX 77070-2698)("Compaq"), shall, between the period of December 1st, 1998 through to March 31st, 1999, bundle a coupon created by COREL ("Coupon") with Compaq's Presario line of personal computers which have been pre-loaded with Corel WordPerfect Suite 8 software and which will be distributed in the United State only. The Coupon shall offer each end-user customers one of two (2) options which shall entitle such end-user customers to receive via U.S. mail and upon availability: (i) Corel WordPerfect Suite 9 including Dragon NaturallySpeaking Personal Edition U.S. English version only and a noise canceling headset microphone; or (ii) Dragon NaturallySpeaking for Teens U.S. English version only and a noise canceling headset microphone. Shipping and handling fee of nine dollars and ninety-nine cents ($9.99 US) ("Fee") shall be charged to the end-user customer's credit card. End user customers shall be required to redeem the Coupon on or before December 31st, 1999.

         DRAGON shall be solely responsible for fulfillment of the Coupon through its designated fulfillment house.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         In the event an end-user customer chooses option (i), COREL's responsibilities shall be as follows:

         a. COREL shall be responsible for the first level paid for technical support for the Corel WordPerfect Suite 9 with Dragon NaturallySpeaking Personal Edition U.S. English version only; and

         b. The amounts pay by COREL to DRAGON shall be calculated based upon the following:

                  [**] US royalty otherwise payable by COREL for the Dragon NaturallySpeaking feature less the Fee received by DRAGON from the end-user customers after deduction of all costs related to the Coupon ([**] US) and the prorated printing cost of the Coupon as reported on DRAGON's quarterly reports and set out on DRAGON's invoice to COREL. For purposes of clarity the calculation of the amount payable by COREL to DRAGON is as follows: [**] US - ([**] US - [**] US - pro-rated printing cost of the Coupon) = final amount to be paid by COREL.

                  COREL shall pay such final amount to DRAGON for each Coupon fulfilled by DRAGON sixty (60) days after COREL's receipt of DRAGON's quarterly reports.

         In the event that an end-user customer chooses option (ii), no royalty shall be due from COREL to DRAGON.

         IN WITNESS WHEREOF the parties have executed this Addendum by their duly authorized representatives as of the date set forth above.

DRAGON SYSTEMS, INC.                    COREL CORPORATION

PER: /s/ Janet M. Baker                 PER: /s/ Mitch Desrochers
     ------------------------                ------------------------
Name: Janet M. Baker                    Name: Mitch Desrochers
Title: President                        Title: Controller

                                        COREL CORPORATION LIMITED

                                        PER: /s/ Anthony O Dowd
                                             ------------------------
                                        Name: Anthony O Dowd
                                        Title: General Mgr.